SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) MARCH 31, 1997


                              CHELSEA GCA REALTY, INC.
             (Exact name of registrant as specified in its charter)


Maryland                        1-12328                           22-3251332
(State or other jurisdiction   (Commission File        (IRS Employer ID Number)
of incorporation)                     Number)

103 Eisenhower Parkway, Roseland, New Jersey                 07068
(Address of principal executive offices)                   (Zip Code)

Registrat's Telephone Number,                     (201) 228-6111
including area code:


          (Former name or former address, if changed since last report)



Item 2.              Acquisition or Disposition of Assets.

          Pursuant to a Subscription Agreement dated as of March 31, 1997 (the "Agreement"), by and among Chelsea GCA Realty Partnership, L.P. ("Chelsea"), WCC Associates and KM Halawa Partners ("Halawa"), Chelsea acquired from Halawa, Waikele Factory Outlet Stores, a manufacturers outlet shopping center (the "Property") located in Hawaii. The consideration paid by Chelsea consisted of the assumption of $70,665,464 of indebtedness outstanding with respect to the Property (which indebtedness was repaid in full by Chelsea immediately after the closing) and the issuance to Halawa of special partnership units (the "Special Units") in Chelsea having a fair market value (after giving effect to the distribution described in the next sentence) of $500,000. Immediately after the closing, Chelsea paid a special cash distribution of $5,034,536 on the Special Units.

          The cash used by Chelsea in the transaction was obtained by Chelsea pursuant to the terms of its Amended and Restated Credit Agreement dated as of January 27, 1997, with Chelsea's bank lenders. The bank lenders are The First National Bank of Boston, Wells Fargo Bank, National Association, Keybank National Association, First American Bank Texas, SSB and Tokai Bank of California.

          The consideration and all negotiations relating to the transaction were on an arm's length basis. The Property will continue to be used by Chelsea as a manufacturers outlet shopping center.

          The foregoing description of the transaction is qualified in its entirety by reference to the complete text of the Agreement which is filed as an exhibit to this Report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                     (a) The appropriate financial statements relating to the Property are attached hereto.

                     (b) The appropriate pro forma financial information giving effect to the acquisition of the Property is attached hereto.

                     (c)   Exhibits

                             1      Subscription Agreement, dated
                                    as of  March 31, 1997, by and
                                    among Chelsea,  WCC
                                    Associates and Halawa.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CHELSEA GCA REALTY, INC.

                                       By:/s/ Michael J. Clarke
                                              Michael J. Clarke
                                              Vice President

Dated:  April 11, 1997

                        Statement of Revenues and Certain
                                    Expenses

                          Waikele Factory Outlet Stores

                                December 31, 1996
                       with Report of Independent Auditors

                         Report of Independent Auditors

Board of Directors and Stockholders
Chelsea GCA Realty, Inc.

We have audited the combined statement of revenues and certain expenses of the Waikele Factory Outlet Stores, as described in Note 1, for the year ended December 31, 1996. The financial statement is the responsibility of management of Waikele Factory Outlet Stores. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Chelsea GCA Realty, Inc. and is not intended to be a complete presentation of Waikele Factory Outlet Stores' revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses of Waikele Factory Outlet Stores, as described in Note 1 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                       ERNST & YOUNG LLP


New York, New York
February 21, 1997

                          Waikele Factory Outlet Stores

               Combined Statement of Revenues and Certain Expenses

                          Year Ended December 31, 1996
                                 (In thousands)
                                    (Note 1)

Revenues: (Notes 2 and 5)
   Base rentals                                                $5,615
   Percentage rentals                                           1,062
   Expense reimbursements                                       1,550
   Miscellaneous income                                             6
                                                              -----------
   Total revenues                                               8,233

   Certain Expenses:
   Maintenance                                                    469
   Utilities                                                      112
   Insurance                                                      119
   Property taxes                                                 333
   General excise tax                                             325
   Other operating expenses (Note 4)                              353
                                                              ------------
   Total certain expenses                                       1,711

                                                              ------------
   Revenues in excess of certain expenses                      $6,522
                                                              ============


See accompanying notes.

                          Waikele Factory Outlet Stores

          Notes to Combined Statement of Revenues and Certain Expenses

                                December 31, 1996

1. BASIS OF PRESENTATION

Presented herein is the statement of revenues and certain expenses related to the operations of the outlet center property (Waikele Factory Outlet Stores) located approximately 15 miles west of Honolulu, Hawaii, owned by WCC Associates, ("WCC")

Waikele Factory Outlet Stores is not a legal entity but rather a portion of the operations of certain real estate owned by WCC. The accompanying statement of revenues and certain expenses includes the accounts of the outlet shopping center.

The accompanying financial statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statements exclude certain expenses that may not be comparable to those expected to be incurred by Chelsea GCA Realty Partnership, L.P. in the proposed future operations of the aforementioned property. Items excluded consist of interest, depreciation, management fees and certain general and administrative expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. LEASE AND REVENUE RECOGNITION

The property is being leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts so recognized over amounts due pursuant to the underlying leases amounted to approximately $77,000 for the year ended December 31, 1996. The lease agreements generally contain provisions for reimbursement of real estate taxes and operating expenses over base year rent amounts, as well as fixed increases in rent.

                          Waikele Factory Outlet Stores

          Notes to Combined Statement of Revenues and Certain Expenses
                                   (Continued)



3. MANAGEMENT AND LEASING AGREEMENTS

The property is managed and leased by DGM Group, Inc. ("DGM"), an affiliated entity. DGM provides property management services to the Waikele Factory Outlet Stores for a fee equal to 4.5% of Gross Rental Receipts, as defined, with a minimum fee of $15,000 per month. DGM also provides leasing services for a fee of $4.00, $2.00 or $2.00 per square foot leased to (i) replacement tenants, (ii) renewals and extension of options or (iii) expansion of existing tenants in new areas, respectively. The management and leasing contract will terminate upon the sale of the property and, accordingly, the expenses associated therewith have been omitted from this statement.

4. PROPERTY OPERATING EXPENSES

Property operating expenses for the year ended December 31, 1996 include allocations for shared expenses from WCC for maintenance, utilities and other operating expenses, including security, shuttle services and parking.

5. LEASE AGREEMENTS

Retail stores are leased under operating leases with expiration dates ranging from 1997 to 2004. Most leases contain renewal options at the election of the lessee. Future minimum lease receipts under non-cancelable operating leases as of December 31, 1996 (exclusive of renewal option periods) were as follows (in thousands):

1997                                  $ 5,877
1998                                    5,675
1999                                    4,676
2000                                    3,634
2001                                    1,967
Thereafter                              2,413
                                    -------------
                                      $24,242
                                    =============

No single tenant accounts for more than 10% of rental revenue.

                            CHELSEA GCA REALTY, INC.
              PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                      (UNAUDITED, IN THOUSANDS OF DOLLARS)

                                                     Chelsea             Waikele                  Pro                  Pro
                                                     GCA                 Outlet                   forma               forma
                                                                                                  Adjust.            Combined
                                                   -------------      -------------           ---------------      --------------
Revenues:
  Base rental................................       $56,390                $5,615                                      $62,005
  Percentage rentals.........................         7,402                 1,062                                        8,464
  Expense reimbursements.....................        24,758                 1,550                                       26,308
  Other income...............................         2,806                     6                                        2,812
                                                  ---------------     -------------           ---------------      --------------
TOTAL REVENUES...............................        91,356                 8,233                                       99,589

EXPENSES:
  Interest...................................         8,818                                      $5,506     (a)         14,324
  Operating and maintenance                          26,979                 1,711                    91     (b)         28,781
  Depreciation and                                   18,965                                       1,896     (c)         20,861
amortization.................................
  General and administrative                          3,342                                                              3,342
  Other expenses.............................         1,892                                                              1,892
                                                  ---------------     -------------           -----------------     -------------
TOTAL EXPENSES...............................        59,996                 1,711                 7,493                 69,200

Income before minority interest and
extraordinary item...........................        31,360                 6,522                (7,493)                30,389

Minority interest............................        (9,899)                                        408     (d)         (9,491)
                                                ----------------      -------------           ------------------   --------------
Income before extraordinary item.............        21,461                 6,522                (7,085)                20,898

Extraordinary item-loss on
early extinguishment of debt, net of minority
interest of $295.............................          (607)                                                              (607)
                                               ------------------     -------------           ------------------    -------------
NET INCOME...................................       $20,854                $6,522               ($7,085)               $20,291
                                               ==================     =============           ==================    =============
INCOME PER SHARE BEFORE EXTRAORDINARY ITEM            $1.78                                                              $1.73
Extraordinary item per share................          (0.05)                                                             (0.05)
                                               ------------------                                                   -------------

NET INCOME PER SHARE.........................         $1.73                                                              $1.68
                                               ==================                                                   =============
WEIGHTED AVERAGE SHARES OUTSTANDING.........         12,062                                                             12,062
                                               ==================                                                   =============


NOTES TO PRO FORMA COMBINING STATEMENT OF OPERATIONS:

a) Additional interest expense from $76.5 million of borrowings on the bank credit for the Waikele Factory Outlets acquisition at an interest rate of 7.2%.
b)   Additional operating expenses to be incurred at Waikele Factory Outlets.
c) Increased depreciation expense due to the Waikele Factory Outlets acquisition
d)   Adjustment to minority interest in net income.